SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin New York Tax-Free Trust, which covers the period ended December 31, 2001. During the 12 months under review, the U.S. economy slowed as gross domestic product (GDP) shrank from a 1.3% annualized growth rate during 2001's first quarter to a 1.3% contraction during the third quarter. In November, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001. This closed the door on the nation's longest expansion in its economic history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with declines in employment opportunities, industrial production and both consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system, and the ensuing war clearly deepened the contraction.

The Federal Reserve Board (the Fed) took bold and appropriate steps to provide substantial liquidity and stimulus

CONTENTS

Shareholder Letter .....................................................       1

Special Feature:
Making Sense of Dividends ..............................................       8

Fund Reports

 Franklin New York Insured
 Tax-Free Income Fund ..................................................      14

 Franklin New York
 Intermediate-Term
 Tax-Free Income Fund ..................................................      21

 Franklin New York
 Tax-Exempt Money Fund .................................................      26

Municipal Bond Ratings .................................................      29

Financial Highlights &
Statements of Investments ..............................................      32

Financial Statements ...................................................      46

Notes to
Financial Statements ...................................................      51

Independent
Auditors' Report .......................................................      56

Tax Designation ........................................................      57

Trustees and Officers ..................................................      58


FUND CATEGORY
[PYRAMID GRAPHIC]

"The fixed income marketplace, including municipal bonds, performed quite well, aided by falling interest rates and rising investor demand. ..."



both before and after September 11, preventing further undesirable financial consequences for the global banking system, the securities industry and consumer and corporate borrowers alike. The Fed's aggressive expansionary monetary policy helped to offset some of the economic weakness and encourage consumer spending, a key component of GDP. Eleven interest rate reductions during the year under review lowered the federal funds target rate from 6.50% at the beginning of the reporting period to 1.75% by December 31, 2001 -- a low not seen since 1961. Furthermore, inflation and energy costs also fell during the reporting period to levels substantially lower than they were a decade ago, adding scope to the Fed's monetary stimulus. The estimated figure for the year's fourth quarter GDP was an encouraging 0.2% annualized increase.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Investors' risk aversion increased and, by the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since 1987. The fixed income marketplace, including municipal bonds, performed quite well, aided primarily by falling interest rates and rising investor demand for their perceived safety compared to stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index (S&P 500(R)) for a second straight year in 2001, which has not happened since 1982.(1)



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

BOND MARKET OVERVIEW

Despite its rally from May to early November, the bond market ended the year under review close to where it began. Favorable military developments in Afghanistan, specific details about the recession and the possibility for gradual economic recovery came into focus during October and November, allowing equity markets to stage a tempered comeback. This caused yields to spike as optimistic investors sold bonds on some analysts' perceptions of an economic recovery as early as first quarter 2002 and an end to the Fed's unprecedented monetary easing cycle.

The 30-year Treasury bond's yield fluctuated, beginning the period at 5.46%, rising as high as 5.89% in May and then falling back to 5.48% on December 31, 2001. During this time, the 10-year Treasury note's yield dropped, from 5.12% to 5.07%. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, also showed volatility before similarly closing the year relatively flat, yielding 5.47% at the beginning of the period and 5.44% at year-end.(2) On October 31, the Fed's announcement to discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Following the Halloween announcement, the 30-year Treasury bond's price rose more than five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury


2. Source: The Bond Buyer, 1/2/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

"During the past several years, New York has submitted budgets and demonstrated results that merited its high credit ratings."



note gained nearly one full point in response, while municipals increased marginally.

Looking forward, we are cautiously optimistic about the municipal bond market. If the economy improves in 2002, as expected, there could be a reallocation of assets from fixed income to equity securities. As a result, both retail and institutional demand for municipal securities could moderate from the existing high levels. Additionally, municipal supply should continue to be strong as issuers take advantage of historically low interest rates to finance capital projects or refinance outstanding debt. However, the magnitude and timing of an economic rebound is uncertain, and demand for municipals could continue at a significant level if the equity markets do not improve.

NEW YORK UPDATE

During the past several years, New York has submitted budgets and demonstrated results that merited its high credit ratings. The state benefited from revenues that exceeded, and expenditures that were less than, originally budgeted numbers. Reserves accumulated through prudent financial planning and tighter spending controls. The unforeseeable World Trade Center (WTC) attacks have certainly disrupted New York; however, considerable reserves and improved financial management should help the state recover.

Before September 11, New York had already announced a series of operating cost containments, including a hiring freeze. Actual financial results typically outperformed the state's forecasts, demonstrating conservative financial practices. Looking at the budget prior to the WTC attacks, the state's general fund receipts anticipated a 5.8% increase from actual 2000-01 fiscal year results.(3) Expectations for personal income tax receipts reflected a 7.0% increase, while projections for sales tax collections showed a 1.6% increase.(3), (4)

By the end the reporting period, the estimated impact of the September events changed projections to a 13.1% decline in personal income tax and a 5.8% decrease in sales tax revenue. However, actual and estimated coverage from total personal income tax and sales taxes still exceeds the state's expected debt obligations for fiscal year 2002.(4) According to the state's midyear financial report, declining consumer confidence, reduced corporate profits and reductions in the travel and tourism industries accounted for much of the weakened expectations. Fiscal year 2001's shortfall is projected to reach up to $3 billion, or 7% of current year general fund revenues; for fiscal year 2002, the estimate is $6 billion.(3), (5)

The tragic events on September 11 left an enduring scar on New York state, as well as the nation. Following the attacks, the federal government enacted legislation that should benefit the state, including the waiver of the 25% matching component typically associated with Federal Emergency Management Agency aid. Although the exact allocations are still being determined, a significant portion of the federal government's $20 billion



3. Source: Standard & Poor's, RatingsDirect, The State of the States, 10/18/01. This does not indicate Standard & Poor's rating of the Fund.

4.   Source: Moody's Investors Service, 11/6/01.

5.   Source: "Budget deep in the red," 11/15/01, www.timesunion.com.

appropriation will be for New York.(3) The inflow of insurance funds should also compensate for some of the state's financial losses.

New York remains home to the 10th largest economy in the world.(6) The past few years have shown the state's deep and diverse economic base improving steadily. A highly educated workforce, extensive infrastructure and world-class universities and colleges solidify the Empire State's economic strength. Standard & Poor's(R), an independent credit rating agency, maintained its AA rating for New York's general obligation (GO) bonds, reflecting a positive and stable outlook for the state.(3)

Recent events remind us that predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance.(7) We encourage you to discuss your financial goals with an investment professional who can address concerns about volatility, help you diversify your investments and keep you focused on the long term. Municipal bond mutual funds may provide an attractive investment for those seeking tax-free income and a way to lower risk.(7)



6.   Source: "State of New York," 5/24/01, www.state.ny.us.

7. For investors subject to federal or state alternative minimum tax, all or a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Thank you for your continued support. We welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,



/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust



/s/ Sheila Amoroso
Sheila Amoroso



/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.
Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department



--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

You will receive the Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current shareholder reports on our website.
--------------------------------------------------------------------------------

Q & A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.


              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE



8                      NOT PART OF THE SHAREHOLDER REPORT

     As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

     Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

     Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.



*    Alternative minimum taxes may apply.

                       NOT PART OF THE SHAREHOLDER REPORT                      9

Q.   WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

     Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw in 2000. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as we saw in 2001.

     Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained on the next page.



10                     NOT PART OF THE SHAREHOLDER REPORT

Q.   WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

     Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.


                       NOT PART OF THE SHAREHOLDER REPORT                     11

     Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments recently.

     As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5 3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

     [LINE GRAPH]

                Bond Buyer 40
     Date           Yields
-----------------------------
    Jan 85          10.35%
    Feb 85          10.20%
    Mar 85          10.01%
    Apr 85           9.50%
    May 85           9.43%
    Jun 85           9.40%
    Jul 85           9.45%
    Aug 85           9.80%
    Sep 85           9.49%
    Oct 85           9.24%
    Nov 85           8.92%
    Dec 85           8.48%
    Jan 86           8.04%
    Feb 86           7.82%
    Mar 86           7.92%
    Apr 86           8.14%
    May 86           7.90%
    Jun 86           7.96%
    Jul 86           7.88%
    Aug 86           7.41%
    Sep 86           7.56%
    Oct 86           7.36%
    Nov 86           7.19%
    Dec 86           7.18%
    Jan 87           7.11%
    Feb 87           7.05%
    Mar 87           7.18%
    Apr 87           8.10%
    May 87           8.29%
    Jun 87           8.19%
    Jul 87           8.17%
    Aug 87           8.16%
    Sep 87           8.87%
    Oct 87           8.72%
    Nov 87           8.62%
    Dec 87           8.40%
    Jan 88           7.97%
    Feb 88           7.85%
    Mar 88           8.17%
    Apr 88           8.17%
    May 88           8.20%
    Jun 88           8.04%
    Jul 88           8.05%
    Aug 88           8.11%
    Sep 88           7.89%
    Oct 88           7.73%
    Nov 88           7.90%
    Dec 88           7.74%
    Jan 89           7.66%
    Feb 89           7.73%
    Mar 89           7.79%
    Apr 89           7.58%
    May 89           7.46%
    Jun 89           7.29%
    Jul 89           7.16%
    Aug 89           7.36%
    Sep 89           7.47%
    Oct 89           7.38%
    Nov 89           7.24%
    Dec 89           7.25%
    Jan 90           7.45%
    Feb 90           7.40%
    Mar 90           7.52%
    Apr 90           7.74%
    May 90           7.53%
    Jun 90           7.50%
    Jul 90           7.35%
    Aug 90           7.64%
    Sep 90           7.79%
    Oct 90           7.71%
    Nov 90           7.47%
    Dec 90           7.47%
    Jan 91           7.39%
    Feb 91           7.36%
    Mar 91           7.34%
    Apr 91           7.26%
    May 91           7.21%
    Jun 91           7.21%
    Jul 91           7.11%
    Aug 91           6.97%
    Sep 91           6.89%
    Oct 91           6.85%
    Nov 91           6.90%
    Dec 91           6.66%
    Jan 92           6.72%
    Feb 92           6.76%
    Mar 92           6.76%
    Apr 92           6.74%
    May 92           6.63%
    Jun 92           6.49%
    Jul 92           6.19%
    Aug 92           6.35%
    Sep 92           6.39%
    Oct 92           6.68%
    Nov 92           6.42%
    Dec 92           6.39%
    Jan 93           6.31%
    Feb 93           6.01%
    Mar 93           6.04%
    Apr 93           5.96%
    May 93           5.89%
    Jun 93           5.76%
    Jul 93           5.78%
    Aug 93           5.60%
    Sep 93           5.47%
    Oct 93           5.48%
    Nov 93           5.65%
    Dec 93           5.52%
    Jan 94           5.45%
    Feb 94           5.77%
    Mar 94           6.36%
    Apr 94           6.37%
    May 94           6.40%
    Jun 94           6.47%
    Jul 94           6.33%
    Aug 94           6.36%
    Sep 94           6.58%
    Oct 94           6.85%
    Nov 94           7.16%
    Dec 94           6.92%
    Jan 95           6.66%
    Feb 95           6.42%
    Mar 95           6.37%
    Apr 95           6.35%
    May 95           6.10%
    Jun 95           6.28%
    Jul 95           6.19%
    Aug 95           6.11%
    Sep 95           6.07%
    Oct 95           5.91%
    Nov 95           5.74%
    Dec 95           5.56%
    Jan 96           5.57%
    Feb 96           5.71%
    Mar 96           5.96%
    Apr 96           6.05%
    May 96           6.09%
    Jun 96           6.01%
    Jul 96           5.98%
    Aug 96           6.02%
    Sep 96           5.89%
    Oct 96           5.83%
    Nov 96           5.66%
    Dec 96           5.72%
    Jan 97           5.82%
    Feb 97           5.76%
    Mar 97           5.95%
    Apr 97           5.89%
    May 97           5.74%
    Jun 97           5.69%
    Jul 97           5.40%
    Aug 97           5.55%
    Sep 97           5.47%
    Oct 97           5.40%
    Nov 97           5.36%
    Dec 97           5.25%
    Jan 98           5.19%
    Feb 98           5.24%
    Mar 98           5.27%
    Apr 98           5.39%
    May 98           5.22%
    Jun 98           5.22%
    Jul 98           5.26%
    Aug 98           5.11%
    Sep 98           4.99%
    Oct 98           5.13%
    Nov 98           5.10%
    Dec 98           5.16%
    Jan 99           5.09%
    Feb 99           5.17%
    Mar 99           5.23%
    Apr 99           5.28%
    May 99           5.37%
    Jun 99           5.55%
    Jul 99           5.59%
    Aug 99           5.78%
    Sep 99           5.89%
    Oct 99           6.08%
    Nov 99           6.11%
    Dec 99           6.22%
    Jan 00           6.31%
    Feb 00           6.17%
    Mar 00           5.97%
    Apr 00           6.00%
    May 00           6.13%
    Jun 00           5.91%
    Jul 00           5.79%
    Aug 00           5.72%
    Sep 00           5.82%
    Oct 00           5.74%
    Nov 00           5.72%
    Dec 00           5.47%
    Jan 01           5.44%
    Feb 01           5.40%
    Mar 01           5.30%
    Apr 01           5.49%
    May 01           5.42%
    Jun 01           5.38%
    Jul 01           5.25%
    Aug 01           5.12%
    Sep 01           5.22%
    Oct 01           5.20%
    Nov 01           5.30%
    Dec 01           5.44%

Source: S&P Micropal (Bond Buyer 40, as of 12/31/01).
One cannot invest in an index; indexes are unmanaged.


12                     NOT PART OF THE SHAREHOLDER REPORT

Q.   WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

     While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

     In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.



                                                             [FRANKLIN TEMPLETON
                                                               INVESTMENTS LOGO]

                                                                  DIVQ INS 02/02


                       NOT PART OF THE SHAREHOLDER REPORT                     13

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.(1),
(2)
--------------------------------------------------------------------------------

During the year ended December 31, 2001, New York municipal bond supply increased to $22.4 billion, from $19.8 billion in 2000. Yet, demand for New York municipal bonds outstripped supply as yields declined for New York bonds over the 12 months. Credit quality of most large New York issuers remained high, as the state showed tremendous resilience after September 11.

Within this environment, we sought to take advantage of the increased supply to purchase optimal structures. We used the primary markets to diversify the Fund's holdings, as we bought scarce, high-quality bonds at historically attractive yield spreads.



1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 34.

Significant purchases during the Fund's fiscal year included New York City Transitional Finance Authority Revenue, New York City Municipal Finance Authority Water and Sewer System Revenue, New York City Municipal Water Authority Revenue and New York State Dormitory Authority Revenue for Siena College and Upstate Community College.

We used the strong demand for New York municipal bonds to sell bonds close to their call dates and buy bonds with longer call dates to improve the predictability of the Fund's future dividend payments. We sold several lower yielding securities at a loss and sought to reinvest the proceeds at higher rates consistent with our management philosophy. These losses offset any potential capital gains in the portfolio, possibly lowering shareholders' future capital gains tax liabilities, and they can be carried forward for several years. Sales during the year included New York State Dormitory Authority Revenue for Hamilton College.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 18 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.64%, based on an annualization of the current 4.53 cent ($0.0453) per share dividend and the maximum offering price of $11.72 on December 31, 2001. An investor in the maximum combined federal and New York state and City tax bracket of 45.01%

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
12/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                              23.3%

Higher Education                                                       16.8%

Hospital & Health Care                                                 15.2%

Other Revenue                                                           9.5%

Prerefunded                                                             9.4%

General Obligation                                                      8.8%

Transportation                                                          8.4%

Subject to Government
Appropriations                                                          4.8%

Tax-Supported                                                           3.0%

Housing                                                                 0.8%

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/01-12/31/01

                                                          DIVIDEND PER SHARE
                                                          ------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
January                                                 4.75 cents   4.22 cents

February                                                4.75 cents   4.22 cents

March                                                   4.75 cents   4.20 cents

April                                                   4.75 cents   4.20 cents

May                                                     4.75 cents   4.20 cents

June                                                    4.75 cents   4.21 cents

July                                                    4.75 cents   4.21 cents

August                                                  4.75 cents   4.21 cents

September                                               4.65 cents   4.14 cents

October                                                 4.65 cents   4.14 cents

November                                                4.65 cents   4.14 cents

December                                                4.53 cents   3.99 cents
--------------------------------------------------------------------------------
TOTAL                                                  56.48 CENTS   50.08 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


would need to earn 8.51% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we believe the municipal bond market's fundamentals continue to look favorable. Given municipal bonds' credit quality and the declining supply of 30-year Treasuries, we expect continuing demand strength from individual and institutional investors for long-term municipal bonds. With the economy slipping further into recession, the pressure for the government to keep interest rates low should help sustain bond prices. As the financial markets stabilize and investors continue to realize the benefits of asset allocation, we believe municipal bond funds' appeal will increase as an attractive component of a well-balanced portfolio. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 12/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value. The performance table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE     12/31/01     12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.12      $11.22       $11.34
DISTRIBUTIONS (1/1/01 - 12/31/01)
Dividend Income                                $0.5648

CLASS C                                         CHANGE     12/31/01     12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           -$0.11      $11.35       $11.46
DISTRIBUTIONS (1/1/01 - 12/31/01)
Dividend Income                                $0.5008


18                           Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                           1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.00%      +28.35%    +82.28%
Average Annual Total Return(2)                    -0.39%       +4.21%     +5.73%
Distribution Rate(3)                      4.64%
Taxable Equivalent Distribution Rate(4)   8.51%
30-Day Standardized Yield(5)              3.82%
Taxable Equivalent Yield(4)               6.95%

                                                                       INCEPTION
CLASS C                                           1-YEAR      5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +3.47%      +25.11%   +41.55%
Average Annual Total Return(2)                    +1.41%       +4.38%    +5.19%
Distribution Rate(3)                      4.18%
Taxable Equivalent Distribution Rate(4)   7.67%
30-Day Standardized Yield(5)              3.43%
Taxable Equivalent Yield(4)               6.24%


PERFORMANCE SUMMARY (CONT.)

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 12/31/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.                           19

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 12/31/01
--------------------------------------------------------------------------------
1-Year                                                                   -0.39%

5-Year                                                                   +4.21%

10-Year                                                                  +5.73%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 12/31/01
--------------------------------------------------------------------------------
1-Year                                                                   +1.41%

5-Year                                                                   +4.38%

Since Inception (5/1/95)                                                 +5.19%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

[CLASS A LINE GRAPH]

                Franklin New York           LB Muni Index          CPI
             Insured Tax-Free Income
                   Fund-Class A
             -----------------------------------------------------------
01/01/1992     $9,579                    $10,000                 $10,000
01/31/1992     $9,647         0.23%      $10,023        0.15%    $10,015
02/29/1992     $9,661         0.03%      $10,026        0.36%    $10,051
03/31/1992     $9,685         0.03%      $10,029        0.51%    $10,102
04/30/1992     $9,770         0.89%      $10,118        0.14%    $10,116
05/31/1992     $9,912         1.18%      $10,238        0.14%    $10,131
06/30/1992    $10,055         1.68%      $10,410        0.36%    $10,167
07/31/1992    $10,435         3.00%      $10,722        0.21%    $10,188
08/31/1992    $10,266        -0.97%      $10,618        0.28%    $10,217
09/30/1992    $10,278         0.65%      $10,687        0.28%    $10,246
10/31/1992    $10,078        -0.98%      $10,582        0.35%    $10,281
11/30/1992    $10,350         1.79%      $10,772        0.14%    $10,296
12/31/1992    $10,497         1.02%      $10,882       -0.07%    $10,289
01/31/1993    $10,635         1.16%      $11,008        0.49%    $10,339
02/28/1993    $10,950         3.62%      $11,406        0.35%    $10,375
03/31/1993    $10,952        -1.06%      $11,285        0.35%    $10,412
04/30/1993    $11,032         1.01%      $11,399        0.28%    $10,441
05/31/1993    $11,071         0.56%      $11,463        0.14%    $10,455
06/30/1993    $11,259         1.67%      $11,655        0.14%    $10,470
07/31/1993    $11,288         0.13%      $11,670        0.00%    $10,470
08/31/1993    $11,498         2.08%      $11,912        0.28%    $10,499
09/30/1993    $11,729         1.14%      $12,048        0.21%    $10,521
10/31/1993    $11,778         0.19%      $12,071        0.41%    $10,564
11/30/1993    $11,696        -0.88%      $11,965        0.07%    $10,572
12/31/1993    $11,971         2.11%      $12,217        0.00%    $10,572
01/31/1994    $12,093         1.14%      $12,357        0.27%    $10,600
02/28/1994    $11,731        -2.59%      $12,037        0.34%    $10,636
03/31/1994    $11,150        -4.07%      $11,547        0.34%    $10,673
04/30/1994    $11,242         0.85%      $11,645        0.14%    $10,688
05/31/1994    $11,377         0.87%      $11,746        0.07%    $10,695
06/30/1994    $11,239        -0.61%      $11,675        0.34%    $10,731
07/31/1994    $11,470         1.83%      $11,888        0.27%    $10,760
08/31/1994    $11,479         0.35%      $11,930        0.40%    $10,803
09/30/1994    $11,266        -1.47%      $11,754        0.27%    $10,833
10/31/1994    $10,986        -1.78%      $11,545        0.07%    $10,840
11/30/1994    $10,654        -1.81%      $11,336        0.13%    $10,854
12/31/1994    $10,998         2.20%      $11,586        0.00%    $10,854
01/31/1995    $11,409         2.86%      $11,917        0.40%    $10,898
02/28/1995    $11,810         2.91%      $12,264        0.40%    $10,941
03/31/1995    $11,952         1.15%      $12,405        0.33%    $10,977
04/30/1995    $11,961         0.12%      $12,420        0.33%    $11,014
05/31/1995    $12,335         3.19%      $12,816        0.20%    $11,036
06/30/1995    $12,211        -0.87%      $12,704        0.20%    $11,058
07/31/1995    $12,266         0.95%      $12,825        0.00%    $11,058
08/31/1995    $12,400         1.27%      $12,988        0.26%    $11,086
09/30/1995    $12,466         0.63%      $13,070        0.20%    $11,109
10/30/1995    $12,691         1.45%      $13,259        0.33%    $11,145
11/30/1995    $12,894         1.66%      $13,479       -0.07%    $11,137
12/31/1995    $13,030         0.96%      $13,609       -0.07%    $11,130
01/31/1996    $13,120         0.76%      $13,712        0.59%    $11,195
02/29/1996    $13,027        -0.68%      $13,619        0.32%    $11,231
03/31/1996    $12,864        -1.28%      $13,445        0.52%    $11,290
04/30/1996    $12,817        -0.28%      $13,407        0.39%    $11,334
05/31/1996    $12,827        -0.04%      $13,402        0.19%    $11,355
06/30/1996    $12,966         1.09%      $13,548        0.06%    $11,362
07/31/1996    $13,059         0.90%      $13,670        0.19%    $11,384
08/31/1996    $13,069        -0.02%      $13,667        0.19%    $11,405
09/30/1996    $13,269         1.40%      $13,858        0.32%    $11,442
10/31/1996    $13,399         1.13%      $14,015        0.32%    $11,478
11/30/1996    $13,649         1.83%      $14,271        0.19%    $11,500
12/31/1996    $13,588        -0.42%      $14,211        0.00%    $11,500
01/31/1997    $13,563         0.19%      $14,238        0.32%    $11,537
02/28/1997    $13,670         0.92%      $14,369        0.31%    $11,573
03/31/1997    $13,510        -1.33%      $14,178        0.25%    $11,602
04/30/1997    $13,632         0.84%      $14,297        0.12%    $11,615
05/31/1997    $13,814         1.51%      $14,513       -0.06%    $11,609
06/30/1997    $13,960         1.07%      $14,669        0.12%    $11,622
07/31/1997    $14,354         2.77%      $15,075        0.12%    $11,636
08/31/1997    $14,192        -0.94%      $14,933        0.19%    $11,658
09/30/1997    $14,340         1.19%      $15,111        0.25%    $11,688
10/31/1997    $14,464         0.64%      $15,208        0.25%    $11,717
11/30/1997    $14,539         0.59%      $15,297       -0.06%    $11,710
12/31/1997    $14,777         1.46%      $15,521       -0.12%    $11,696
01/31/1998    $14,877         1.03%      $15,680        0.19%    $11,718
02/28/1998    $14,876         0.03%      $15,685        0.19%    $11,740
03/31/1998    $14,913         0.09%      $15,699        0.19%    $11,763
04/30/1998    $14,819        -0.45%      $15,629        0.18%    $11,784
05/31/1998    $15,086         1.58%      $15,876        0.18%    $11,805
06/30/1998    $15,159         0.39%      $15,938        0.12%    $11,819
07/31/1998    $15,181         0.25%      $15,977        0.12%    $11,833
08/31/1998    $15,387         1.55%      $16,225        0.12%    $11,848
09/30/1998    $15,566         1.25%      $16,428        0.12%    $11,862
10/31/1998    $15,575         0.00%      $16,428        0.24%    $11,890
11/30/1998    $15,638         0.35%      $16,485        0.00%    $11,890
12/31/1998    $15,656         0.25%      $16,527       -0.06%    $11,883
01/31/1999    $15,799         1.19%      $16,723        0.24%    $11,912
02/28/1999    $15,755        -0.44%      $16,650        0.12%    $11,926
03/31/1999    $15,776         0.14%      $16,673        0.30%    $11,962
04/30/1999    $15,798         0.25%      $16,715        0.73%    $12,049
05/31/1999    $15,711        -0.58%      $16,618        0.00%    $12,049
06/30/1999    $15,514        -1.44%      $16,378        0.00%    $12,049
07/31/1999    $15,522         0.36%      $16,437        0.30%    $12,085
08/31/1999    $15,365        -0.80%      $16,306        0.24%    $12,114
09/30/1999    $15,318         0.04%      $16,312        0.48%    $12,172
10/31/1999    $15,104        -1.08%      $16,136        0.18%    $12,194
11/30/1999    $15,252         1.06%      $16,307        0.06%    $12,201
12/31/1999    $15,122        -0.75%      $16,185        0.00%    $12,201
01/31/2000    $15,047        -0.44%      $16,114        0.30%    $12,238
02/29/2000    $15,255         1.16%      $16,301        0.59%    $12,310
03/31/2000    $15,562         2.18%      $16,656        0.82%    $12,411
04/30/2000    $15,472        -0.59%      $16,558        0.06%    $12,419
05/31/2000    $15,383        -0.52%      $16,472        0.12%    $12,434
06/30/2000    $15,752         2.65%      $16,908        0.52%    $12,498
07/31/2000    $15,906         1.39%      $17,143        0.23%    $12,527
08/31/2000    $16,119         1.54%      $17,407        0.00%    $12,527
09/30/2000    $16,085        -0.52%      $17,317        0.52%    $12,592
10/31/2000    $16,227         1.09%      $17,505        0.17%    $12,614
11/30/2000    $16,355         0.76%      $17,638        0.06%    $12,621
12/31/2000    $16,763         2.47%      $18,074       -0.06%    $12,614
01/31/2001    $16,819         0.99%      $18,253        0.63%    $12,693
02/28/2001    $16,889         0.32%      $18,311        0.40%    $12,744
03/31/2001    $17,004         0.90%      $18,476        0.23%    $12,773
04/30/2001    $16,911        -1.08%      $18,277        0.40%    $12,824
05/31/2001    $17,042         1.08%      $18,474        0.45%    $12,882
06/30/2001    $17,129         0.67%      $18,598        0.17%    $12,904
07/31/2001    $17,353         1.48%      $18,873       -0.28%    $12,868
08/31/2001    $17,593         1.65%      $19,184        0.00%    $12,868
09/30/2001    $17,480        -0.34%      $19,119        0.45%    $12,926
10/31/2001    $17,659         1.19%      $19,347       -0.34%    $12,882
11/30/2001    $17,577        -0.84%      $19,184       -0.17%    $12,860
12/31/2001    $17,460        -0.95%      $19,002       -0.39%    $12,810

               74.60%                     90.02%                  28.10%

[CLASS C LINE GRAPH]

                  Franklin New York Insured          LB Muni Index           CPI
                 Tax-Free Income Fund-Class C
                 -----------------------------------------------------------------
05/01/1995         $ 9,900                        $10,000                  $10,000
05/31/1995         $10,212            3.19%       $10,319      0.20%       $10,020
06/30/1995         $10,114           -0.87%       $10,229      0.20%       $10,040
07/31/1995         $10,162            0.95%       $10,326      0.00%       $10,040
08/31/1995         $10,277            1.27%       $10,458      0.26%       $10,066
09/30/1995         $10,326            0.63%       $10,523      0.20%       $10,086
10/30/1995         $10,505            1.45%       $10,676      0.33%       $10,120
11/30/1995         $10,676            1.66%       $10,853     -0.07%       $10,112
12/31/1995         $10,773            0.96%       $10,957     -0.07%       $10,105
01/31/1996         $10,851            0.76%       $11,041      0.59%       $10,165
02/29/1996         $10,770           -0.68%       $10,966      0.32%       $10,198
03/31/1996         $10,631           -1.28%       $10,825      0.52%       $10,251
04/30/1996         $10,587           -0.28%       $10,795      0.39%       $10,291
05/31/1996         $10,590           -0.04%       $10,791      0.19%       $10,310
06/30/1996         $10,699            1.09%       $10,908      0.06%       $10,316
07/31/1996         $10,777            0.90%       $11,006      0.19%       $10,336
08/31/1996         $10,778           -0.02%       $11,004      0.19%       $10,356
09/30/1996         $10,944            1.40%       $11,158      0.32%       $10,389
10/31/1996         $11,035            1.13%       $11,284      0.32%       $10,422
11/30/1996         $11,234            1.83%       $11,491      0.19%       $10,442
12/31/1996         $11,189           -0.42%       $11,443      0.00%       $10,442
01/31/1997         $11,163            0.19%       $11,466      0.32%       $10,475
02/28/1997         $11,245            0.92%       $11,571      0.31%       $10,508
03/31/1997         $11,109           -1.33%       $11,417      0.25%       $10,534
04/30/1997         $11,203            0.84%       $11,513      0.12%       $10,547
05/31/1997         $11,356            1.51%       $11,687     -0.06%       $10,540
06/30/1997         $11,470            1.07%       $11,812      0.12%       $10,553
07/31/1997         $11,786            2.77%       $12,139      0.12%       $10,565
08/31/1997         $11,648           -0.94%       $12,025      0.19%       $10,586
09/30/1997         $11,763            1.19%       $12,168      0.25%       $10,612
10/31/1997         $11,859            0.64%       $12,246      0.25%       $10,639
11/30/1997         $11,913            0.59%       $12,318     -0.06%       $10,632
12/31/1997         $12,102            1.46%       $12,498     -0.12%       $10,619
01/31/1998         $12,188            1.03%       $12,627      0.19%       $10,640
02/28/1998         $12,181            0.03%       $12,631      0.19%       $10,660
03/31/1998         $12,216            0.09%       $12,642      0.19%       $10,680
04/30/1998         $12,134           -0.45%       $12,585      0.18%       $10,699
05/31/1998         $12,344            1.58%       $12,784      0.18%       $10,719
06/30/1998         $12,398            0.39%       $12,834      0.12%       $10,731
07/31/1998         $12,410            0.25%       $12,866      0.12%       $10,744
08/31/1998         $12,581            1.55%       $13,065      0.12%       $10,757
09/30/1998         $12,710            1.25%       $13,229      0.12%       $10,770
10/31/1998         $12,714            0.00%       $13,229      0.24%       $10,796
11/30/1998         $12,761            0.35%       $13,275      0.00%       $10,796
12/31/1998         $12,773            0.25%       $13,308     -0.06%       $10,789
01/31/1999         $12,875            1.19%       $13,466      0.24%       $10,815
02/28/1999         $12,836           -0.44%       $13,407      0.12%       $10,828
03/31/1999         $12,856            0.14%       $13,426      0.30%       $10,861
04/30/1999         $12,865            0.25%       $13,459      0.73%       $10,940
05/31/1999         $12,787           -0.58%       $13,381      0.00%       $10,940
06/30/1999         $12,621           -1.44%       $13,189      0.00%       $10,940
07/31/1999         $12,620            0.36%       $13,236      0.30%       $10,973
08/31/1999         $12,487           -0.80%       $13,130      0.24%       $10,999
09/30/1999         $12,443            0.04%       $13,136      0.48%       $11,052
10/31/1999         $12,276           -1.08%       $12,994      0.18%       $11,072
11/30/1999         $12,388            1.06%       $13,131      0.06%       $11,079
12/31/1999         $12,267           -0.75%       $13,033      0.00%       $11,079
01/31/2000         $12,202           -0.44%       $12,976      0.30%       $11,112
02/29/2000         $12,363            1.16%       $13,126      0.59%       $11,177
03/31/2000         $12,604            2.18%       $13,412      0.82%       $11,269
04/30/2000         $12,527           -0.59%       $13,333      0.06%       $11,276
05/31/2000         $12,450           -0.52%       $13,264      0.12%       $11,289
06/30/2000         $12,751            2.65%       $13,615      0.52%       $11,348
07/31/2000         $12,869            1.39%       $13,805      0.23%       $11,374
08/31/2000         $13,033            1.54%       $14,017      0.00%       $11,374
09/30/2000         $12,989           -0.52%       $13,944      0.52%       $11,433
10/31/2000         $13,108            1.09%       $14,096      0.17%       $11,453
11/30/2000         $13,205            0.76%       $14,203      0.06%       $11,460
12/31/2000         $13,525            2.47%       $14,554     -0.06%       $11,453
01/31/2001         $13,563            0.99%       $14,698      0.63%       $11,525
02/28/2001         $13,613            0.32%       $14,745      0.40%       $11,571
03/31/2001         $13,710            0.90%       $14,878      0.23%       $11,598
04/30/2001         $13,629           -1.08%       $14,717      0.40%       $11,644
05/31/2001         $13,727            1.08%       $14,876      0.45%       $11,696
06/30/2001         $13,790            0.67%       $14,976      0.17%       $11,716
07/31/2001         $13,961            1.48%       $15,198     -0.28%       $11,683
08/31/2001         $14,146            1.65%       $15,448      0.00%       $11,683
09/30/2001         $14,050           -0.34%       $15,396      0.45%       $11,736
10/31/2001         $14,186            1.19%       $15,579     -0.34%       $11,696
11/30/2001         $14,114           -0.84%       $15,448     -0.17%       $11,676
12/31/2001         $14,013           -0.95%       $15,301     -0.39%       $11,631

                   40.13%                          53.01%                   16.31%


6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


20                           Past performance does not guarantee future results.

FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time at which debt must be repaid) between 3 and 10 years.(1)
--------------------------------------------------------------------------------

During the year ended December 31, 2001, New York municipal bond supply increased to $22.4 billion, from $19.8 billion in 2000. Yet, demand for New York municipal bonds out- stripped supply as yields declined for New York bonds over the 12 months. Credit quality of most large New York issuers remained high, as the state showed tremendous resilience after September 11.

Within this environment, we sought to take advantage of the increased supply to purchase optimal structures. We used the primary markets to diversify the Fund's holdings, as we bought scarce, high-quality bonds at historically attractive yield spreads. By period-end, the available supply allowed us to keep the Fund fully invested. Significant purchases during the fiscal year included New York State Government Assistance Corp;


CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
12/31/01

[PIE CHART]

AAA                                                                        57.1%
AA                                                                         15.4%
A                                                                          13.7%
BB                                                                         11.2%
Below Investment Grade                                                      2.6%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 39.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
12/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                       28.3%

Subject to Government Appropriations                                     12.7%

Utilities                                                                12.2%

Tax-Supported                                                            10.0%

Hospital & Health Care                                                    8.7%

Higher Education                                                          7.8%

Transportation                                                            7.0%

Other Revenue                                                             5.4%

Prerefunded                                                               4.4%

Housing                                                                   3.5%


New York City Transitional Finance Authority Revenue; Harborfields Central School District Greenlawn GO; New York State Dormitory Authority Revenue for New York Medical College; and New York City IDA, Civic Facility Revenue for Institute of International Education Inc. Project.

We used the strong demand for New York municipal bonds to sell bonds close to their call dates and buy bonds with longer call dates to improve the predictability of the Fund's future dividend payments. We sold several lower yielding securities at a loss and sought to reinvest the proceeds at higher rates consistent with our management philosophy. These losses offset any potential capital gains in the portfolio, possibly lowering shareholders' future capital gains tax liabilities, and they can be carried forward for several years. Sales during the year included New York City Health and Hospital Corp. Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 24 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.47% on December 31, 2001. An investor in the maximum combined federal and New York state and City tax bracket of 45.01% would need to earn 8.20% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, we believe the municipal bond market's fundamentals continue to look favorable. Given municipal bonds' credit quality and the declining supply of 30-year Treasuries, we expect continuing demand strength from individual and institutional investors for long-term municipal bonds. With the economy's future still uncertain, the pressure for the government to keep interest rates low should help sustain bond prices. As the financial markets stabilize and investors continue to realize the benefits of asset allocation, we believe municipal bond funds' appeal will increase as an attractive component of a well-balanced portfolio. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.




DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term
Tax-Free Income Fund - Class A
1/1/01-12/31/01


                                                                        DIVIDEND
MONTH                                                                  PER SHARE
--------------------------------------------------------------------------------
January                                                               4.50 cents

February                                                              4.50 cents

March                                                                 4.35 cents

April                                                                 4.35 cents

May                                                                   4.35 cents

June                                                                  4.15 cents

July                                                                  4.15 cents

August                                                                4.15 cents

September                                                             4.15 cents

October                                                               4.15 cents

November                                                              4.15 cents

December                                                              4.00 cents
--------------------------------------------------------------------------------
TOTAL                                                                50.95 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.45%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $10.75 per share on 12/31/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/01.



PERFORMANCE SUMMARY AS OF 12/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE         12/31/01       12/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$0.05         $10.51         $10.56

DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                           $0.5095


PERFORMANCE

                                                                       INCEPTION
CLASS A                                             1-YEAR    5-YEAR   (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +4.40%    +31.52%   +67.43%
Average Annual Total Return(2)                      +2.08%    +5.15%    +5.45%

Distribution Rate(3)                        4.47%
Taxable Equivalent Distribution Rate(4)     8.20%
30-Day Standardized Yield(5)                3.64%
Taxable Equivalent Yield(4)                 6.62%


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



[CLASS A LINE GRAPH]

                    Franklin New York
                Intermediate-Term Tax-Free      LB Muni 10-Year
                       Income Fund                 Bond Index             CPI
                       -----------                 ----------             ---
09/21/1992       $9,775                       $10,000                   $10,000
09/30/1992       $9,785         0.25%         $10,025       0.08%       $10,008
10/31/1992       $9,765        -1.02%         $ 9,923       0.35%       $10,043
11/30/1992       $9,892         1.83%         $10,104       0.14%       $10,057
12/31/1992       $9,980         1.16%         $10,221      -0.07%       $10,050
01/31/1993       $10,055        1.68%         $10,393       0.49%       $10,100
02/28/1993       $10,316        3.66%         $10,774       0.35%       $10,135
03/31/1993       $10,312       -1.46%         $10,616       0.35%       $10,171
04/30/1993       $10,378        0.95%         $10,717       0.28%       $10,199
05/31/1993       $10,413        0.35%         $10,755       0.14%       $10,213
06/30/1993       $10,489        1.97%         $10,966       0.14%       $10,228
07/31/1993       $10,506        0.25%         $10,994       0.00%       $10,228
08/31/1993       $10,683        2.07%         $11,221       0.28%       $10,256
09/30/1993       $10,800        1.23%         $11,359       0.21%       $10,278
10/31/1993       $10,845        0.16%         $11,378       0.41%       $10,320
11/30/1993       $10,695       -0.82%         $11,284       0.07%       $10,327
12/31/1993       $10,997        2.13%         $11,525       0.00%       $10,327
01/31/1994       $11,135        1.23%         $11,666       0.27%       $10,355
02/28/1994       $10,901       -2.74%         $11,347       0.34%       $10,390
03/31/1994       $10,458       -3.82%         $10,913       0.34%       $10,426
04/30/1994       $10,556        1.10%         $11,033       0.14%       $10,440
05/31/1994       $10,665        0.80%         $11,122       0.07%       $10,447
06/30/1994       $10,648       -0.43%         $11,074       0.34%       $10,483
07/31/1994       $10,821        1.68%         $11,260       0.27%       $10,511
08/31/1994       $10,857        0.39%         $11,304       0.40%       $10,553
09/30/1994       $10,659       -1.34%         $11,152       0.27%       $10,582
10/31/1994       $10,427       -1.46%         $10,990       0.07%       $10,589
11/30/1994       $10,228       -1.89%         $10,782       0.13%       $10,603
12/31/1994       $10,415        1.80%         $10,976       0.00%       $10,603
01/31/1995       $10,593        2.59%         $11,260       0.40%       $10,645
02/28/1995       $10,881        2.83%         $11,579       0.40%       $10,688
03/31/1995       $10,951        1.35%         $11,735       0.33%       $10,723
04/30/1995       $10,968        0.12%         $11,749       0.33%       $10,759
05/31/1995       $11,285        3.17%         $12,122       0.20%       $10,780
06/30/1995       $11,214       -0.62%         $12,047       0.20%       $10,802
07/31/1995       $11,343        1.47%         $12,224       0.00%       $10,802
08/31/1995       $11,507        1.36%         $12,390       0.26%       $10,830
09/30/1995       $11,547        0.64%         $12,469       0.20%       $10,851
10/30/1995       $11,712        1.15%         $12,613       0.33%       $10,887
11/30/1995       $11,844        1.34%         $12,782      -0.07%       $10,880
12/31/1995       $11,908        0.61%         $12,860      -0.07%       $10,872
01/31/1996       $11,984        1.01%         $12,989       0.59%       $10,936
02/29/1996       $11,899       -0.41%         $12,936       0.32%       $10,971
03/31/1996       $11,802       -1.24%         $12,776       0.52%       $11,028
04/30/1996       $11,797       -0.35%         $12,731       0.39%       $11,071
05/31/1996       $11,769       -0.28%         $12,695       0.19%       $11,092
06/30/1996       $11,882        0.95%         $12,816       0.06%       $11,099
07/31/1996       $11,995        0.96%         $12,939       0.19%       $11,120
08/31/1996       $11,978        0.00%         $12,939       0.19%       $11,141
09/30/1996       $12,139        1.03%         $13,072       0.32%       $11,177
10/31/1996       $12,254        1.26%         $13,237       0.32%       $11,213
11/30/1996       $12,453        2.02%         $13,504       0.19%       $11,234
12/31/1996       $12,424       -0.45%         $13,444       0.00%       $11,234
01/31/1997       $12,468        0.39%         $13,496       0.32%       $11,270
02/28/1997       $12,584        0.94%         $13,623       0.31%       $11,305
03/31/1997       $12,457       -1.34%         $13,440       0.25%       $11,333
04/30/1997       $12,562        0.74%         $13,540       0.12%       $11,347
05/31/1997       $12,718        1.42%         $13,732      -0.06%       $11,340
06/30/1997       $12,836        1.10%         $13,883       0.12%       $11,353
07/31/1997       $13,154        2.81%         $14,273       0.12%       $11,367
08/31/1997       $13,074       -0.97%         $14,135       0.19%       $11,389
09/30/1997       $13,219        1.27%         $14,314       0.25%       $11,417
10/31/1997       $13,303        0.53%         $14,390       0.25%       $11,446
11/30/1997       $13,374        0.46%         $14,456      -0.06%       $11,439
12/31/1997       $13,533        1.58%         $14,685      -0.12%       $11,425
01/31/1998       $13,656        1.11%         $14,848       0.19%       $11,447
02/28/1998       $13,676       -0.01%         $14,846       0.19%       $11,468
03/31/1998       $13,684       -0.07%         $14,836       0.19%       $11,490
04/30/1998       $13,625       -0.55%         $14,754       0.18%       $11,511
05/31/1998       $13,852        1.70%         $15,005       0.18%       $11,532
06/30/1998       $13,924        0.37%         $15,061       0.12%       $11,546
07/31/1998       $13,930        0.16%         $15,085       0.12%       $11,559
08/31/1998       $14,148        1.74%         $15,347       0.12%       $11,573
09/30/1998       $14,299        1.49%         $15,576       0.12%       $11,587
10/31/1998       $14,316        0.04%         $15,582       0.24%       $11,615
11/30/1998       $14,374        0.30%         $15,629       0.00%       $11,615
12/31/1998       $14,431        0.31%         $15,677      -0.06%       $11,608
01/31/1999       $14,637        1.53%         $15,917       0.24%       $11,636
02/28/1999       $14,546       -0.90%         $15,774       0.12%       $11,650
03/31/1999       $14,548       -0.05%         $15,766       0.30%       $11,685
04/30/1999       $14,591        0.27%         $15,809       0.73%       $11,770
05/31/1999       $14,498       -0.70%         $15,698       0.00%       $11,770
06/30/1999       $14,253       -1.86%         $15,406       0.00%       $11,770
07/31/1999       $14,310        0.67%         $15,509       0.30%       $11,805
08/31/1999       $14,216       -0.37%         $15,452       0.24%       $11,834
09/30/1999       $14,248        0.34%         $15,504       0.48%       $11,890
10/31/1999       $14,099       -0.71%         $15,394       0.18%       $11,912
11/30/1999       $14,242        1.09%         $15,562       0.06%       $11,919
12/31/1999       $14,178       -0.52%         $15,481       0.00%       $11,919
01/31/2000       $14,099       -0.41%         $15,418       0.30%       $11,955
02/29/2000       $14,232        0.79%         $15,539       0.59%       $12,025
03/31/2000       $14,495        1.95%         $15,842       0.82%       $12,124
04/30/2000       $14,445       -0.50%         $15,763       0.06%       $12,131
05/31/2000       $14,366       -0.59%         $15,670       0.12%       $12,146
06/30/2000       $14,719        2.72%         $16,097       0.52%       $12,209
07/31/2000       $14,899        1.38%         $16,319       0.23%       $12,237
08/31/2000       $15,125        1.55%         $16,572       0.00%       $12,237
09/30/2000       $15,073       -0.46%         $16,495       0.52%       $12,301
10/31/2000       $15,227        1.02%         $16,664       0.17%       $12,322
11/30/2000       $15,308        0.54%         $16,754       0.06%       $12,329
12/31/2000       $15,655        2.35%         $17,147      -0.06%       $12,322
01/31/2001       $15,825        1.29%         $17,368       0.63%       $12,399
02/28/2001       $15,863        0.17%         $17,398       0.40%       $12,449
03/31/2001       $16,002        0.85%         $17,546       0.23%       $12,477
04/30/2001       $15,857       -1.23%         $17,330       0.40%       $12,527
05/31/2001       $16,028        1.09%         $17,519       0.45%       $12,584
06/30/2001       $16,121        0.60%         $17,624       0.17%       $12,605
07/31/2001       $16,306        1.37%         $17,866      -0.28%       $12,570
08/31/2001       $16,568        1.71%         $18,171       0.00%       $12,570
09/30/2001       $16,509       -0.14%         $18,146       0.45%       $12,626
10/31/2001       $16,680        1.24%         $18,371      -0.34%       $12,583
11/30/2001       $16,543       -1.29%         $18,134      -0.17%       $12,562
12/31/2001       $16,367       -1.06%         $17,941      -0.39%       $12,513


6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa and a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The Fund is managed to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------

Extending the decelerating trend begun in 2000's third quarter, the domestic economy continued to weaken with waning consumer confidence, persistent corporate earnings disappointments and rising unemployment. Responding to the deteriorating economic activity, the Federal Reserve Board (the Fed) cut rates for a total of 475 basis points (4.75%) over the fiscal year, bringing the federal funds target rate from 6.50% to 1.75% on December 31, 2001. Despite the Fed's aggressive actions, gross domestic product growth further decelerated from a 1.3% annualized growth rate in the first quarter to an estimated 1.3% contraction in the fourth.

Not surprisingly, the Fed's actions affected yields on money market portfolios. Reflecting the 475 basis points decrease in the federal funds target rate over the past fiscal year, the Fund's



1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 43.

seven-day effective yield decreased to 1.21% on December 31, 2001, from 3.89% at the beginning of the period. In spite of this, Franklin New York Tax-Exempt Money Fund assets continued to grow, and the January 1 coupon payment and redemption money should help cash flows into money funds. During the year, the Fund's net assets increased 3.4%, from $67.9 million on December 31, 2000, to $70.2 million on December 31, 2001.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. Although our strategy may result in lower yields than those of other money funds, we believe the increased yield offered by lower-rated and illiquid securities does not justify the added risk to shareholders.

During the 12 months under review, the Fund participated in several attractive deals including Triborough Bridge and Tunnel Authority Revenue and variable rate demand notes issued by Long Island Power Authority Electric Systems Revenue and New York City Municipal Water Finance Authority Water and Sewer System Revenue.

PERFORMANCE SUMMARY
12/31/01


--------------------------------------------------------------------------------
Seven-day effective yield(1)                                               1.21%

Seven-day annualized yield                                                 1.20%

Taxable equivalent yield(2)                                                2.21%

1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 12/10/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.01%, based on the federal income tax rate of 38.6%.

Annualized and effective yields are for the seven-day period ended 12/31/01. The Fund's average weighted maturity was 45 days. Yields reflect fluctuations in interest rates on portfolio investments and Fund expenses.

The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 1.01% and 1.02%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance does not guarantee future results.



Although the U.S. economy remains fragile, we see signs of strength. In our opinion, the Fed is nearing the end of their easing mode after an unprecedented 11 rate cuts in one year. We believe that the Fed's aggressive monetary response, combined with any federal government fiscal package of tax cuts and spending hikes, should stimulate economic activity. Barring inflationary pressures, interest rates could very well remain at recent levels for a good part of 2002, spurring eventual economic recovery.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS



MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                                            CLASS A
                                                           -----------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                              2001          2000          1999          1998          1997
                                                           -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............           $11.34        $10.77        $11.71        $11.66        $11.29
                                                           -----------------------------------------------------------------
Income from investment operations:
  Net investment income(a)........................              .55           .57           .56           .57           .58
  Net realized and unrealized gains (losses) .....             (.11)          .56          (.94)          .11           .38
                                                           -----------------------------------------------------------------
Total from investment operations .................              .44          1.13          (.38)          .68           .96
                                                           -----------------------------------------------------------------
Less distributions from:
  Net investment income ..........................             (.56)         (.56)         (.56)         (.57)         (.59)
  Net realized gains .............................               --            --            --(c)       (.06)           --
                                                           -----------------------------------------------------------------
Total distributions ..............................             (.56)         (.56)         (.56)         (.63)         (.59)
                                                           -----------------------------------------------------------------
Net asset value, end of year .....................           $11.22        $11.34        $10.77        $11.71        $11.66
                                                           =================================================================
Total return(b) ..................................             4.00%        10.78%        (3.31)%        5.94%         8.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................         $269,449      $234,528      $242,067      $270,435      $260,990
Ratios to average net assets:
  Expenses .......................................              .73%          .74%          .72%          .72%          .71%
  Net investment income ..........................             4.83%         5.19%         4.96%         4.84%         5.09%
Portfolio turnover rate ..........................             7.78%        19.66%        15.23%        12.05%        26.85%


(a) Based on average shares outstanding effective year ended December 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) The fund distributed capital gains in the amount of $.004.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                            CLASS C
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2001          2000          1999          1998        1997
                                                              ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................         $11.46        $10.88        $11.82        $11.75      $11.37
                                                              ---------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...........................            .49           .51           .49           .48         .52
  Net realized and unrealized gains (losses) .........           (.10)          .57          (.94)          .16         .38
                                                              ---------------------------------------------------------------
Total from investment operations .....................            .39          1.08          (.45)          .64         .90
                                                              ---------------------------------------------------------------
Less distributions from:
  Net investment income ..............................           (.50)         (.50)         (.49)         (.51)       (.52)
  Net realized gains .................................             --            --            --(c)       (.06)         --
                                                              ---------------------------------------------------------------
Total distributions ..................................           (.50)         (.50)         (.49)         (.57)       (.52)
                                                              ---------------------------------------------------------------
Net asset value, end of year .........................         $11.35        $11.46        $10.88        $11.82      $11.75
                                                              ===============================================================
Total return(b) ......................................           3.47%        10.19%        (3.87)%        5.55%       8.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................        $18,947       $12,498       $12,309        $9,450       $5,601
Ratios to average net assets:
  Expenses ...........................................           1.28%         1.28%         1.27%         1.28%       1.27%
  Net investment income ..............................           4.27%         4.64%         4.42%         4.27%       4.63%
Portfolio turnover rate ..............................           7.78%        19.66%        15.23%        12.05%      26.85%


(a) Based on average shares outstanding effective year ended December 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) The fund distributed long term capital gains in the amount of $.004.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2001


                                                                                                           PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.2%
Albany County GO, FGIC Insured, 5.85%, 6/01/12...................................................         $1,000,000     $1,054,760
Albany Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series A, FGIC Insured, 5.95%, 12/01/12...........................................          2,505,000      2,669,428
Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25.........................          2,395,000      2,428,434
Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project, Series A, AMBAC
    Insured, 6.00%, 8/01/24......................................................................          4,020,000      4,322,063
Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09............................................            200,000        234,294
Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
        12/01/17.................................................................................            360,000        406,994
        12/01/18.................................................................................            385,000        435,258
        12/01/19.................................................................................            410,000        463,521
Buffalo Municipal Water Finance Authority, Water System Revenue, FSA Insured, 6.00%,
        7/01/26..................................................................................          1,185,000      1,271,849
        7/01/29..................................................................................          3,000,000      3,212,070
Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/09.........................            900,000      1,028,088
Dutchess County IDA, Civic Facilities Revenue, Bard College Project,
    AMBAC Insured, 5.375%, 6/01/27...............................................................          1,750,000      1,753,623
Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19.....................          2,300,000      2,237,348
Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project,
    MBIA Insured, 5.80%, 7/01/15.................................................................          1,340,000      1,432,071
Long Island Power Authority Electric System Revenue,
        MBIA Insured, 5.75%, 12/01/24............................................................          1,540,000      1,604,357
        Series A, FSA Insured, 5.125%, 12/01/22..................................................          9,300,000      9,060,897
Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20...............          1,650,000      1,584,990
Monroe County IDA, Civic Facility Revenue, Nazareth College Rochester Project, MBIA Insured,
        5.25%, 10/01/21..........................................................................          1,520,000      1,506,958
        5.00%, 10/01/31..........................................................................          2,100,000      1,994,013
Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13.................          1,055,000      1,189,745
MTA Commuter Facilities Revenue, Series A, FSA Insured, 5.00%, 7/01/23...........................          3,000,000      2,904,030
MTA New York Dedicated Tax Fund Revenue, Series A, FGIC Insured,
        6.00%, 4/01/30...........................................................................          2,500,000      2,672,175
        5.00%, 11/15/31..........................................................................          2,000,000      1,898,920
Nassau County GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20......................          1,510,000      1,604,828
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
    FSA Insured, 5.75%, 8/01/29..................................................................          2,655,000      2,755,810
New Rochelle GO, Series C, MBIA Insured, 6.25%,
        3/15/22..................................................................................            390,000        419,004
        3/15/23..................................................................................            530,000        569,416
        3/15/24..................................................................................            555,000        596,397
New York City GO,
        Series A, MBIA Insured, 6.00%, 5/15/30...................................................          2,000,000      2,113,300
        Series I, MBIA Insured, 5.00%, 4/15/29...................................................          3,000,000      2,809,170
New York City IDA, Civic Facility Revenue, Polytechnic Prep Country Day School,
    FSA Insured, 5.375%, 5/01/29.................................................................            980,000        980,274
New York City Municipal Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.125%, 6/15/31...........................................          5,000,000      4,841,200
        Series A, FSA Insured, 5.375%, 6/15/26...................................................          3,000,000      3,007,620
        Series B, MBIA Insured, 5.75%, 6/15/26...................................................          1,900,000      1,990,193
        Series B, MBIA Insured, 5.50%, 6/15/27...................................................          5,000,000      5,086,600
     (b)Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21....................................          6,000,000      6,215,100
        Series G, FSA Insured, 5.00%, 6/15/34....................................................          3,000,000      2,839,020
New York City Municipal Water Authority Revenue, Refunding, Series E,
    FGIC Insured, 5.00%, 6/15/26.................................................................          1,000,000        957,800

FRANKLIN NEW YORK TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York City Transitional Finance Authority Revenue, Future Tax Secured,
      Series A, FGIC Insured, 5.00%, 5/01/28 ......................................................     $6,000,000      $5,704,800
      Series C, MBIA Insured, 4.75%, 5/01/23 ......................................................      3,000,000       2,740,410
New York City Transportation Authority MTA,
      Triborough Bridge Tunnel Authority, COP, AMBAC Insured, 5.75%, 1/01/20 ......................      3,000,000       3,132,630
   (b)Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 .....................................      3,500,000       3,460,135
New York City Trust Cultural Resources Revenue,
      American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 ..................      2,000,000       2,040,260
      New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 .....................................      2,000,000       2,109,500
New York State Dormitory Authority Lease Revenue, Master Boces Program, Series A,
        FSA Insured, 5.25%, 8/15/21 ...............................................................      1,740,000       1,735,667
New York State Dormitory Authority Revenue,
      853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .......................      1,340,000       1,410,551
      Associated Children's Inc., MBIA Insured, 7.60%, 7/01/18 ....................................        140,000         140,700
      Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ............................................      2,460,000       2,515,719
      City University System, Consolidated Third General, Series 1, FSA
              Insured, 5.50%, 7/01/29 .............................................................      1,585,000       1,610,756
      Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .....................................      2,445,000       2,625,319
      Department of Health, MBIA Insured, 5.50%, 7/01/25 ..........................................      2,000,000       2,030,480
      Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ..............      2,000,000       2,028,040
      Hartwick College, MBIA Insured, 6.25%, 7/01/12 ..............................................      1,000,000       1,038,320
      Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 .................................        400,000         394,780
      Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 .................................      1,880,000       1,864,960
      Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ...........................      1,500,000       1,573,455
      Mental Health Services Facilities Improvement, Series A,
              MBIA Insured, 5.25%, 8/15/26 ........................................................      2,570,000       2,528,006
      Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ...................      2,260,000       2,166,504
      Mental Health Services, Series D, FSA Insured, 5.25%, 2/15/29 ...............................      2,000,000       1,977,080
   (b)Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .....................      2,500,000       2,557,125
      New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ................................      1,885,000       1,822,343
      NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ..........................................      1,700,000       1,625,999
      Pace University, MBIA Insured, 6.00%, 7/01/29 ...............................................      3,000,000       3,227,370
      Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ....................................      6,500,000       6,822,205
      Siena College, MBIA Insured, 5.00%, 7/01/31 .................................................      3,500,000       3,324,230
      Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ......................................      2,000,000       2,082,780
      St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/30 ................................      3,500,000       3,459,190
      St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ....................      5,000,000       5,357,700
      University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ..................      1,000,000       958,310
      University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 .............      2,355,000       2,484,925
      Upstate Community College, MBIA Insured, 5.125%, 7/01/30 ....................................      5,945,000       5,658,808
      Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ............................      1,000,000       1,071,730
New York State Energy Research and Development Authority Electric Facilities Revenue,
        Consolidated Edison Project, Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ...........      5,000,000       5,400,500
New York State Energy Research and Development Authority Gas Facilities Revenue,
        Brooklyn Union Gas  Project, Series A, MBIA Insured, 6.75%, 2/01/24 .......................      2,240,000       2,291,453
New York State Energy Research and Development Authority PCR,
      Central Hudson Gas, Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 ......................      3,500,000       3,528,455
      Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 .............      1,500,000       1,544,790
      Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 7.20%, 7/01/29 ...............      5,000,000       5,552,350
      Rochester Gas and Electric Project, Refunding, Series A, MBIA Insured, 6.35%, 5/15/32 .......      1,150,000       1,189,100
      Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 .......      1,000,000       1,033,600

FRANKLIN NEW YORK TAX-FREE TRUST

                                                                                                          PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York State Environmental Facilities Corp. Water Facilities Revenue,
       Refunding, Spring Valley Water Project,
    Series A, AMBAC Insured, 6.30%, 8/01/24 .....................................................       $ 2,000,000     $ 2,155,740
    Series B, AMBAC Insured, 6.15%, 8/01/24 .....................................................         3,000,000       3,243,480
New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home Mortgage, Refunding,Series C, MBIA Insured,
       Pre-Refunded, 6.25%, 8/15/12 .............................................................         1,000,000       1,043,190
    Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ...............................         6,285,000       6,495,548
    Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ...............................         5,355,000       5,528,395
    Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ...............................         4,245,000       4,381,774
    Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 .....................         1,000,000       1,021,060
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 .......................           700,000         714,742
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 ......................         1,500,000       1,531,590
    St. Mary's Hospital Project, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 11/01/14 .........         1,495,000       1,625,827
New York State Municipal Bond Bank Agency Program Revenue, Buffalo, Series A, AMBAC Insured,
       5.25%, 5/15/31 ...........................................................................         4,000,000       3,952,520
New York State Power Authority Revenue and General Purpose, Series Z,
       FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 ...............................................         2,000,000       2,040,000
New York State Tollway Authority General Revenue, Series C, FGIC Insured,
       Pre-Refunded, 6.00%, 1/01/25 .............................................................         6,400,000       7,078,144
New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
       Series B, MBIA Insured, 4.90%, 4/01/20 ...................................................         2,120,000       2,011,944
New York State Urban Development Corp. Revenue,
    Correctional Capital Facility, Series 6, AMBAC Insured, 5.375%, 1/01/25 .....................         2,480,000       2,488,159
    Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/29 ...........        11,200,000      11,937,968
Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
    7/15/18 .....................................................................................           500,000         538,795
    7/15/19 .....................................................................................           510,000         549,052
    7/15/20 .....................................................................................           610,000         657,171
Niagara Falls New York City School District COP, High School Facility,
       MBIA Insured, 5.375%, 6/15/28 ............................................................         2,000,000       2,003,300
Niagara Falls Public Improvement, MBIA Insured,
    6.85%, 3/01/19 ..............................................................................         1,000,000       1,089,530
    6.90%, 3/01/20 ..............................................................................           500,000         545,610
    6.90%, 3/01/21 ..............................................................................           500,000         545,610
Niagara Falls Water Treatment Plant Revenue, MBIA Insured, 7.00%, 11/01/12 ......................         1,200,000       1,331,316
Niagara Frontier Transportation Authority Airport Revenue,
       Greater Buffalo International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 .....................................................         1,000,000       1,056,480
    Series C, AMBAC Insured, 6.00%, 4/01/24 .....................................................         1,440,000       1,525,176
North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
    4/01/15 .....................................................................................         1,065,000       1,221,427
    4/01/16 .....................................................................................         1,000,000       1,156,860
Port Authority of New York and New Jersey Revenue, Consolidated 76th Series,
        AMBAC Insured, 6.50%, 11/01/26 ..........................................................         4,230,000       4,276,530
Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 .............................................           810,000         941,317
Schenectady IDA Civic Facilities Revenue, GNMA Secured, Schaffer Heights A,
    6.00%, 11/01/30 .............................................................................         3,000,000       3,109,680
    6.05%, 11/01/35 .............................................................................         2,375,000       2,437,653
St. Lawrence County IDA, Civic Facility Revenue, St. Lawrence University Project,
        Series A, MBIA Insured,  5.00%, 7/01/28 .................................................         2,455,000       2,347,422
Suffolk County GO, Public Improvement, Refunding, Series B, FGIC Insured, 6.20%,
    5/01/11 .....................................................................................           500,000         515,955
    5/01/13 .....................................................................................           500,000         515,955

FRANKLIN NEW YORK TAX-FREE TRUST

                                                                                                         PRINCIPAL
   FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                         AMOUNT            VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Triborough Bridge and Tunnel Authority Revenue, General Purpose,
           Series B, MBIA Insured, 5.20%, 1/01/27 ..............................................       $ 1,000,000     $    995,840
           Series X, AMBAC Insured, 6.50%, 1/01/19 .............................................         4,475,000        4,552,865
           Series X, MBIA Insured, 6.50%, 1/01/19 ..............................................         2,750,000        2,797,850
   Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
           AMBAC Insured, 5.75%, 8/01/29 .......................................................           550,000          572,792
           Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ..................................         2,000,000        1,949,200
   Westchester County Health Care Corp. Revenue, Series B, sub. lien,
     Westchester County Guaranty, 5.375%, 11/01/30 .............................................         1,500,000        1,507,725
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $275,532,655)                                                                      285,963,845
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS 1.1%
   Long Island Power Authority Electric Systems Revenue, Sub Series 2,
     Daily VRDN and Put, 1.05%, 5/01/33 ........................................................           800,000          800,000
   New York City GO,
           Refunding, Series H, Sub Series H-3, FSA Insured,
             Daily VRDN and Put, 1.05%, 8/01/21 ................................................           300,000          300,000
           Series 8, Sub Series A-8, Daily VRDN and Put, 1.70%, 8/01/18 ........................           300,000          300,000
           Series B, Sub Series B-7, AMBAC Insured, Daily VRDN and Put, 2.15%, 8/15/18 .........           300,000          300,000
           Series H, Sub Series H-3, Daily VRDN and Put, 1.10%, 8/01/20 ........................           200,000          200,000
           Sub Series A-7, Daily VRDN and Put, 1.15%, 8/01/19 ..................................           300,000          300,000
           Sub Series A-7, Daily VRDN and Put, 1.10%, 8/01/20 ..................................           700,000          700,000
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series G, FGIC Insured, Daily VRDN and Put, 1.25%, 6/15/24 ................................           300,000          300,000
   New York State Job Development Authority Revenue, Special Purpose,
     Series A1 through A13, Daily VRDN and Put, 2.15%, 3/01/02 .................................           100,000          100,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) ..............................................                          3,300,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $278,832,655) 100.3% ................................................                        289,263,845
   OTHER ASSETS, LESS LIABILITIES (.3)% ........................................................                           (867,626)
                                                                                                                       ------------
   NET ASSETS 100.0% ...........................................................................                       $288,396,219
                                                                                                                       ============


See Glossary of Terms on page 45.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                      See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND



                                                                                      YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------
                                                                       2001       2000        1999        1998        1997
                                                                  -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................         $  10.56     $ 10.08     $ 10.77     $ 10.62      $ 10.28
                                                                  -----------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...............................              .49         .52         .52         .51          .54
  Net realized and unrealized gains (losses) .............             (.03)        .49        (.70)        .18          .35
                                                                  -----------------------------------------------------------
Total from investment operations .........................              .46        1.01        (.18)        .69          .89
                                                                  -----------------------------------------------------------
Less distributions from net investment income ............             (.51)       (.53)       (.51)       (.54)        (.55)
                                                                  -----------------------------------------------------------
Net asset value, end of year .............................         $  10.51     $ 10.56     $ 10.08     $ 10.77      $ 10.62
                                                                  ===========================================================

Total return(b) ..........................................             4.40%      10.36%      (1.69)%      6.63%        8.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................         $113,980     $75,703     $66,941     $80,689      $58,916
Ratios to average net assets:
  Expenses ...............................................              .51%        .45%        .45%        .45%         .45%
  Expenses excluding waiver and payments by affiliate ....              .82%        .84%        .82%        .83%         .82%
  Net investment income ..................................             4.61%       5.12%       4.95%       4.81%        5.26%
Portfolio turnover rate ..................................             3.15%      19.95%      17.98%      10.46%        6.87%


(a) Based on average shares outstanding effective year ended December 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2001



                                                                                                        PRINCIPAL
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.8%
    Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ..........         $1,850,000      $  1,846,615
    Albany IDA, Civic Facility Revenue,
        Albany Medical Center Project, 5.75%, 5/01/09 ........................................          1,010,000           970,842
        St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ............................            420,000           429,290
    Bath County Central School District GO, FSA Insured, 5.10%, 6/15/13 ......................            775,000           794,267
    Buffalo GO,
        Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ...................................          1,225,000         1,243,853
        Series E, FSA Insured, 5.35%, 12/01/12 ...............................................            880,000           923,472
    Byram Hills Central School District GO, Refunding, 4.00%, 11/15/10 .......................          1,375,000         1,312,258
    Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 .......          1,000,000           926,560
(b) Cortland County IDA, Civic Facility Revenue, Cortland Memorial
        Hospital Inc. Project, 6.15%, 7/01/02 ................................................             25,000            25,254
    Erie County GO,
        FGIC Insured, 4.70%, 11/01/12 ........................................................            700,000           701,463
        Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .........................          1,000,000         1,071,730
(b) Franklin County IDA, Lease Revenue, County Correctional Facility Project,
        6.375%, 11/01/02 .....................................................................             15,000            15,587
    Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 ............          1,000,000           985,220
(b) Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 .....................            260,000           270,650
    Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 .............................          1,300,000         1,415,817
    Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17 ...........          2,105,000         2,098,180
    Holland Patent Central School District GO, MBIA Insured, 4.25%,
        6/15/09 ..............................................................................          1,125,000         1,124,978
        6/15/10 ..............................................................................          1,125,000         1,116,304
    Huntington GO, Public Improvement, 4.20%, 9/01/13 ........................................          1,230,000         1,162,904
    Long Island Power Authority Electric System Revenue, MBIA Insured, 5.125%, 4/01/11 .......          1,410,000         1,462,620
    Middle Country Central School District Centereach GO, FSA Insured, 4.75%, 6/01/17 ........          1,650,000         1,588,802
    MTA Transit Facilities Revenue, Series C, FSA Insured, 4.75%, 7/01/16 ....................          1,915,000         1,841,215
    MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ..........................          1,500,000         1,601,445
    Nassau County GO,
        Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 ........................            760,000           796,776
        General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 ........................          1,000,000         1,025,710
        Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ....................................          1,000,000         1,105,880
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
        SA Insured, 6.00%, 8/01/10 ...........................................................          1,000,000         1,116,250
    New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 ..............          2,000,000         2,010,480
    New York City GO,
     (b) Refunding, Series A, 6.375%, 8/01/05 ................................................          3,395,000         3,517,560
         Refunding, Series B, 6.20%, 8/15/06 .................................................          1,000,000         1,084,070
         Refunding, Series F, 6.00%, 8/01/12 .................................................            700,000           753,025
     (b) Series A, Pre-Refunded, 6.375%, 8/01/05 .............................................          1,805,000         1,882,218
         Series H, 7.00%, 2/01/06 ............................................................            200,000           203,630
         Series H, Pre-Refunded, 7.00%, 2/01/06 ..............................................            140,000           142,688
    New York City Health and Hospital Corp. Revenue, Health System,
         Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ..................................          1,000,000           986,440
    New York City IDA, Civic Facility Revenue,
         Institute of International Education Inc. Project, 5.125%, 9/01/16 ..................          2,320,000         2,299,793
     (b) New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 .............................             60,000            61,039
         USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 ...................          1,875,000         1,997,250
         USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 ...................          1,675,000         1,821,210

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series A, 4.75%, 11/15/13...........................................................................  $1,000,000     $  993,670
    Series B, 6.00%, 11/15/13...........................................................................   1,000,000      1,097,950
    Series B, 4.75%, 11/01/16...........................................................................   2,200,000      2,113,803
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities,
  Series A, 5.50%, 7/01/12..............................................................................   1,815,000      1,925,316
New York State Dormitory Authority Revenue,
    City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09..................................   1,000,000      1,091,110
 (b)City University, Refunding, Series U, 6.25%, 7/01/02................................................     100,000        102,198
    City University, Refunding, Series U, 6.35%, 7/01/04................................................   1,720,000      1,859,062
    Department of Health, 6.25%, 7/01/04................................................................     690,000        744,137
    Department of Health, 6.30%, 7/01/05................................................................     735,000        805,376
    FSA Insured, 5.125%, 2/15/07........................................................................   1,000,000      1,051,990
    Insured Mortgage Nursing Home, MBIA Insured, 4.60%, 2/01/11.........................................     380,000        378,594
    New York Medical College, 4.30%, 7/01/06............................................................     770,000        765,958
    Nyack Hospital, Refunding, 6.00%, 7/01/06...........................................................   2,000,000      1,905,580
    Office General Services, MBIA Insured, 5.00%, 4/01/18...............................................   2,000,000      1,958,480
    St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/14........................................     750,000        753,645
    State University, Capital Appreciation Bond, Refunding, Series B, MBIA Insured, 5/15/08.............   3,000,000      2,275,650
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
  Revolving Funds-Pooled Loan Project, Series B, 5.80%, 1/15/16.........................................   2,500,000      2,682,075
New York State Government Assistance Corp., Refunding, Series B, MBIA Insured, 4.875%, 4/01/20..........   3,750,000      3,573,225
New York State HFAR, Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08...........   3,045,000      3,301,450
New York State Medical Care Facilities Finance Agency Revenue,
    Huntington Hospital Mortgage Project, Refunding, Series A, 5.90%, 11/01/04..........................     475,000        500,280
    Series A, FHA Insured, Pre-Refunded, 5.70%, 2/15/05.................................................     250,000        270,535
    Series A, FHA Insured, 5.70%, 2/15/05...............................................................   1,250,000      1,325,487
New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
    5.75%, 10/01/12
    5.80%, 10/01/13
New York State Tollway Authority Highway and Bridge Trust Fund Revenue, Series C, FGIC Insured,
  5.25%, 4/01/14........................................................................................  2,000,000      2,050,940
New York State Urban Development Corp. Revenue,
    Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/15...................   1,000,000      1,088,290
    Correctional Facilities, Refunding, 5.75%, 1/01/13..................................................     500,000        520,730
    Youth Facilities, 5.75%, 4/01/10....................................................................     400,000        429,228
    Youth Facilities, 5.875%, 4/01/10...................................................................   1,500,000      1,594,440
North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14.............................................   1,715,000      1,869,367
Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding, 6.65%,
  4/01/05...............................................................................................     125,000        134,108
Puerto Rico Commonwealth GO, 6.00%, 7/01/05.............................................................   1,000,000      1,094,050
Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04..................................   1,500,000      1,608,750
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
  Authority Hospital Revenue, Mennonite General Hospital Project, Series A, 6.375%, 7/01/06.............   1,245,000      1,232,824
Rochester GO, Series B, MBIA Insured, 4.125%, 2/15/10...................................................   1,010,000        989,154
Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15.........................   1,025,000        975,308
Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan Complex,
  AMBAC Insured,
    5.25%, 10/15/14.....................................................................................   1,435,000      1,474,549
    5.00%, 4/15/16......................................................................................   1,000,000        993,870
Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured, 5.10%, 6/01/13...   2,000,000      2,075,300

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                                                                      PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, AMBAC Insured,
     5.75%, 4/01/20.................................................................................  $1,000,000     $  1,046,590
    Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11..........................   3,000,000        3,090,720
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%, 7/01/13....   1,775,000        1,774,219
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      4.875%, 7/01/06
      5.00%, 7/01/09
    Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14............................................   1,795,000        2,023,846
    Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18..............................   1,890,000        1,764,730
                                                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $106,718,469).................................................                  109,158,405
                                                                                                                     ------------
 (a)SHORT-TERM INVESTMENTS 5.1%
    Long Island Power Authority Electric System Revenue, MBIA Insured, 5.125%, 4/01/11..............     600,000          600,000
    New York City GO,
      Refunding, Series H, FSA Insured, Daily VRDN and Put, 1.10%, 8/01/19..........................     100,000          100,000
      Series B, Sub Series B-3, MBIA Insured, Daily VRDN and Put, 1.40%, 8/15/04....................     700,000          700,000
      Series H, Sub Series H-3, Daily VRDN and Put, 1.10%, 8/01/20..................................     700,000          700,000
      Series H, Sub Series H-3, Daily VRDN and Put, 1.10%, 8/01/22..................................     500,000          500,000
      Sub Series A-5, Daily VRDN and Put, 1.80%, 8/01/16............................................     100,000          100,000
      Sub Series A-7, Daily VRDN and Put, 1.15%, 8/01/19............................................     300,000          300,000
      Sub Series A-7, Daily VRDN and Put, 1.15%, 8/01/20............................................   1,300,000        1,300,000
    New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series G,
     FGIC Insured, Daily VRDN and Put, 1.25%, 6/15/24...............................................   1,300,000        1,300,000
    New York City Transitional Finance Authority Revenue, Future Tax Secured, Sub Series B-1,
     Daily VRDN and Put, 1.10%, 11/01/27............................................................     200,000          200,000
                                                                                                                     ------------
   TOTAL SHORT-TERM INVESTMENTS (COST $5,800,000)...................................................                    5,800,000
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $112,518,469) 100.9%.....................................................                  114,958,405
   OTHER ASSETS, LESS LIABILITIES (.9)%.............................................................                     (978,755)
                                                                                                                     ------------
   NET ASSETS 100.0%................................................................................                 $113,979,650
                                                                                                                     ============


See Glossary of Terms on page 45.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                      See notes to financial statements.

FRANKLIN  NEW  YORK  TAX-FREE  TRUST
Financial Highlights

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                                      YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                  2001           2000          1999          1998            1997
                                                                 ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................      $1.00         $1.00         $1.00          $1.00          $1.00
                                                                 ------------------------------------------------------------------
Income from investment operations - net investment income ...        021          .030          .030           .030           .030
Less distributions from net investment income ...............      (.021)        (.030)        (.030)         (.030)         (.030)
                                                                 ------------------------------------------------------------------
Net asset value, end of year ................................      $1.00         $1.00         $1.00          $1.00          $1.00
                                                                 ===================================================================

Total return(a) .............................................       2.08%         3.35%         2.56%          2.79%          3.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................    $70,243       $67,950       $69,164        $57,878        $63,720
Ratios to average net assets:
Expenses ....................................................         60%          .60%          .60%           .60%           .60%
Expenses excluding waiver and payments by affiliate .........         78%          .80%          .83%           .83%           .81%
Net investment income .......................................       2.07%         3.30%         2.54%          2.75%          2.97%


(a) Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.


                      See notes to financial statements.
 42

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001

                                                                                                        PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                  AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS 99.4%
(a)   Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN
        and Put, 1.05%, 5/01/33 ..................................................................     $2,000,000     $2,000,000
      Nassau County Interim Finance Authority BAN, Series A-1, 3.75%, 3/14/02 ....................      3,000,000      3,007,279
      New York City GO,
         (a) Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
               1.05%, 8/01/21 ....................................................................        800,000        800,000
             Series H, Pre-Refunded, Put, 7.00%, 2/01/16 .........................................      2,000,000      2,036,444
         (a) Series H, Sub Series H-3, Daily VRDN and Put, 1.10%, 8/01/20 ........................        800,000        800,000
         (a) Series H, Sub Series H-3, Daily VRDN and Put, 1.05%, 8/01/22 ........................      2,100,000      2,100,000
         (a) Sub Series E-3, Daily VRDN and Put, 1.15%, 8/01/23 ..................................        300,000        300,000
(a)   New York City HDC, MF Rental Housing Revenue,
         Brittany Development, Series A, Weekly VRDN and Put, 3.40%, 6/15/29 .....................      1,500,000      1,500,000
         One Columbus Place Development, Series A, Weekly VRDN and Put, .90%, 11/15/28 ...........      1,000,000      1,000,000
         Tribeca Tower, Series A, FNMA Insured, Weekly VRDN and Put, 4.10%, 11/15/19 .............      2,100,000      2,100,000
(a,b) New York City Health and Hospital Corp. Revenue, Health Systems, Series D, Weekly VRDN
        and Put, 3.85%, 2/15/26 ..................................................................      1,400,000      1,400,000
(a)   New York City IDA, Civic Facility Revenue,
         Columbia Grammer and Prep School, Weekly VRDN and Put, 4.25%, 9/30/31 ...................      2,000,000      2,000,000
         National Audubon Society, Daily VRDN and Put, 2.45%, 12/01/14 ...........................        500,000        500,000
(a)   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
         Series C, FGIC Insured, Daily VRDN and Put, 1.90%, 6/15/22 ..............................        300,000        300,000
         Series C, FGIC Insured, Daily VRDN and Put, 1.30%, 6/15/23 ..............................      1,800,000      1,800,000
         Series G, FGIC Insured, Daily VRDN and Put, 1.05%, 6/15/24 ..............................      1,900,000      1,900,000
(a)   New York City Transitional Finance Authority Revenue, Future Tax Secured, Series A-1,
        Weekly VRDN and Put, 4.50%, 11/15/26 .....................................................      2,000,000      2,000,000
      New York City Recovery Notes, Series A, 3.25%, 10/02/02 ....................................      2,000,000      2,016,455
(a)   New York City Trust Cultural Resources Revenue,
         American Museum Natural History, Series B, MBIA Insured, Weekly VRDN and Put,
           2.40%, 4/01/21 ........................................................................      1,000,000      1,000,000
         Museum of Broadcasting, Weekly VRDN and Put, 3.00%, 5/01/14 .............................      2,000,000      2,000,000
      New York State Dormitory Authority Mount Sinai TECP, 1.40%, 2/12/02 ........................      2,500,000      2,500,000
      New York State Dormitory Authority Revenue,
             New York Methodist Hospital, AMBAC Insured, 4.25%, 7/01/02 ..........................      2,820,000      2,842,338
         (a) New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 4.05%, 7/01/28       3,600,000      3,600,000
         (a) Oxford University Press Inc., Weekly VRDN and Put, 3.05%, 7/01/25 ...................        700,000        700,000
         (a) Sloan Ketterring Cancer Center, Series C, Weekly VRDN and Put, 4.75%, 7/01/19 .......      1,200,000      1,200,000
(a)   New York State Energy Research and Development Authority Facilities Revenue, Consolidated
         Edison Co., Series A-1, Weekly VRDN and Put, 1.10%, 6/01/36 .............................      1,000,000      1,000,000
(a)   New York State Energy Research and Development Authority PCR,
         Orange and Rockland Project, Series A, AMBAC Insured, Weekly VRDN and Put, 2.40%, 8/01/15      1,350,000      1,350,000
         Orange and Rockland Project, Series A, Weekly VRDN and Put, 2.95%, 10/01/14 .............      1,000,000      1,000,000
         Rochester Gas and Electric Corp., Refunding, Series B, MBIA Insured, Weekly VRDN and Put,
           4.25%, 8/01/32 ........................................................................      3,200,000      3,200,000
      New York State GO,
         Environmental Quality, Series G, Put, 2.05%, 11/30/18 ...................................      2,000,000      2,000,000
         (a) Series B, Annual VRDN and Put, 2.60%, 3/15/30 .......................................      2,000,000      2,000,000
(a)   New York State HFAR,
         Liberty View, Series A, Weekly VRDN and Put, 4.05%, 11/15/19 ............................      1,400,000      1,400,000
         Normandie Court I Project, Weekly VRDN and Put, 3.45%, 5/15/15 ..........................      2,000,000      2,000,000
(a)   New York State Job Development Authority Revenue,
         Special Purpose, Series A1 through A13, Daily VRDN and Put, 2.15%, 3/01/02 ..............      1,295,000      1,295,000
         State Guaranteed, Series A-1 to A-36, Daily VRDN and Put, 2.95%, 3/01/05 ................        895,000        895,000
(a)   New York State Local Government Assistance Corp. Revenue, Series F, Weekly VRDN and Put,
         3.20%, 4/01/25 ..........................................................................      2,100,000      2,100,000

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)

                                                                                                        PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      INVESTMENTS (CONT.)
(a)   New York State Medical Care Facilities Finance Agency Revenue, Pooled Equipment
         Loan Program, II-A, Weekly VRDN and Put, 2.45%, 11/01/03 ..........................           $  505,000     $   505,000
(a)   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
         Weekly VRDN and Put, .95%, 12/01/15 ...............................................            2,400,000       2,400,000
      Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
         Series T, Pre-Refunded, Put, 6.625%, 7/01/18 ......................................            2,000,000       2,068,556
      Triborough Bridge and Tunnel Authority Revenue, General Purpose,
              BAN, Series A1, 5.00%, 1/17/02 ...............................................            3,500,000       3,503,086
         (a)  Series C, AMBAC Insured, Weekly VRDN and Put, 1.00%, 1/01/13 .................            1,700,000       1,700,000
                                                                                                                      -----------
  TOTAL INVESTMENTS (COST $69,819,158) 99.4% ...............................................                           69,819,158
  OTHER ASSETS, LESS LIABILITIES .6% .......................................................                              424,145
                                                                                                                      -----------
  NET ASSETS 100.0% ........................................................................                          $70,243,303
                                                                                                                      ===========



See Glossary of Terms on page 45.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2001 (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC -  American Municipal Bond Assurance Corp.
BAN   -  Bond Anticipation Notes
COP   -  Certificate of Participation
ETM   -  Escrow to Maturity
FGIC  -  Financial Guaranty Insurance Corp.
FHA   -  Federal Housing Authority
FNMA  -  Federal National Mortgage Association
FSA   -  Financial Security Assistance
GNMA  -  Government National Mortgage Association
GO    -  General Obligation
HDC   -  Housing Development Corp.
HFAR  -  Housing Finance Authority/Agency Revenue
IDA   -  Industrial Development Authority/Agency
MBIA  -  Municipal Bond Investors Assurance Corp.
MF    -  Multi-Family
MTA   -  Metropolitan Transit Authority
PCR   -  Pollution Control Revenue
PFAR  -  Public Financing Authority Revenue
TECP  -  Tax-Exempt Commercial Paper
VRDN  -  Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                               FRANKLIN NEW YORK        FRANKLIN NEW YORK        FRANKLIN NEW YORK
                                                               INSURED TAX-FREE         INTERMEDIATE-TERM           TAX-EXEMPT
                                                                  INCOME FUND          TAX-FREE INCOME FUND         MONEY FUND
                                                              ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................           $278,832,655            $112,518,469              $69,819,158
                                                              ---------------------------------------------------------------------
  Value ...............................................            289,263,845             114,958,405               69,819,158
 Cash .................................................                 95,097                  80,512                   42,572
 Receivables:
  Beneficial shares sold ..............................              1,231,341                 232,990                   24,000
  Interest ............................................              5,107,837               1,666,660                  514,057
  Other assets ........................................                164,651                  15,947                   74,149
                                                              ---------------------------------------------------------------------
      Total assets ....................................            295,862,771             116,954,514               70,473,936
                                                              ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................              6,146,153               2,322,260                       --
  Beneficial shares redeemed ..........................                694,163                 406,598                  173,757
  Affiliates ..........................................                229,638                  64,434                   37,942
 Distributions to shareholders ........................                382,761                 172,651                    4,983
 Other liabilities ....................................                 13,837                   8,921                   13,951
                                                              ---------------------------------------------------------------------
      Total liabilities ...............................              7,466,552               2,974,864                  230,633
                                                              ---------------------------------------------------------------------
       Net assets, at value ...........................           $288,396,219            $113,979,650              $70,243,303
                                                              =====================================================================
Net assets consist of:
 Undistributed net investment income ..................               (215,998)                (88,352)                      --
 Net unrealized appreciation ..........................             10,431,190               2,439,936                       --
 Accumulated net realized loss ........................             (3,818,106)             (3,057,537)                      --
 Beneficial shares ....................................            281,999,133             114,685,603               70,243,303
                                                              ---------------------------------------------------------------------
      Net assets, at value ............................           $288,396,219            $113,979,650              $70,243,303
                                                              =====================================================================







                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2001

                                                           FRANKLIN NEW YORK      FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                           INSURED TAX-FREE       INTERMEDIATE-TERM          TAX-EXEMPT
                                                             INCOME FUND         TAX-FREE INCOME FUND        MONEY FUND
                                                          ------------------------------------------------------------------------
CLASS A:
 Net assets, at value ............................           $269,449,140            $113,979,650           $70,243,303
                                                          ========================================================================
 Shares outstanding ..............................             24,017,230              10,845,611            70,243,303
                                                          ========================================================================
 Net asset value per share* ......................                 $11.22                  $10.51                 $1.00
                                                          ========================================================================
 Maximum offering price per share (net asset value
   per share / 95.75%, 97.75%, 100% respectively)                  $11.72                  $10.75                 $1.00
                                                          ========================================================================
CLASS C:
 Net assets, at value ............................            $18,947,079                      --                    --
                                                          ========================================================================
 Shares outstanding ..............................              1,669,368                      --                    --
                                                          ========================================================================
 Net asset value per share* ......................                 $11.35                      --                    --
                                                          ========================================================================
 Maximum offering price per share (net asset value
   per share / 99%) ..............................                 $11.46                      --                    --
                                                          ========================================================================










* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                 FRANKLIN NEW YORK       FRANKLIN NEW YORK        FRANKLIN NEW YORK
                                                                 INSURED TAX-FREE        INTERMEDIATE-TERM            TAX-EXEMPT
                                                                   INCOME FUND          TAX-FREE INCOME FUND          MONEY FUND
                                                                 ------------------------------------------------------------------
Investment income:
 Interest ....................................................     $14,763,519              $4,756,356                $1,949,517
                                                                 ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................................       1,471,454                 587,113                   456,155
 Distribution fees (Note 3)
  Class A ....................................................         239,732                  92,890                        --
  Class C ....................................................         100,365                      --                        --
 Transfer agent fees (Note 3) ................................         131,065                  38,618                    71,682
 Custodian fees ..............................................           2,614                     908                       755
 Reports to shareholders .....................................          16,253                   6,669                    14,726
 Registration and filing fees ................................          14,077                   7,212                     7,721
 Professional fees ...........................................          17,082                  12,235                     9,697
 Trustees' fees and expenses .................................          14,621                   4,968                     4,080
 Other .......................................................          14,431                   9,543                     5,917
                                                                 ------------------------------------------------------------------
  Total expenses .............................................       2,021,694                 760,156                   570,733
  Expenses waived/paid by affiliate (Note 3) .................              --                (289,596)                 (129,679)
      Net expenses ...........................................       2,021,694                 470,560                   441,054
                                                                 ------------------------------------------------------------------
       Net investment income .................................      12,741,825               4,285,796                 1,508,463
                                                                 ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...................         232,949                    (381)                       --
 Net unrealized depreciation on investments ..................      (3,088,006)               (933,556)                       --
                                                                 ------------------------------------------------------------------
Net realized and unrealized loss .............................      (2,855,057)               (933,937)                       --
                                                                 ------------------------------------------------------------------
Net increase in net assets resulting from operations .........      $9,886,768              $3,351,859                $1,508,463
                                                                 ==================================================================



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                     FRANKLIN NEW YORK INSURED        FRANKLIN NEW YORK INTERMEDIATE-TERM
                                                       TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                  ------------------------------------------------------------------------
                                                      2001               2000               2001               2000
                                                  ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................      $ 12,741,825       $ 12,462,874       $  4,285,796        $ 3,524,731
  Net realized gain (loss) from investments            232,949         (2,383,722)              (381)          (137,675)
  Net unrealized appreciation (depreciation)
   on investments ..........................        (3,088,006)        14,555,540           (933,556)         3,552,328
                                                  ------------------------------------------------------------------------
      Net increase in net assets resulting
        from operations ....................         9,886,768         24,634,692          3,351,859          6,939,384
 Distributions to shareholders from:
  Net investment income:
   Class A .................................       (12,437,825)       (11,751,262)        (4,413,709)        (3,591,840)
   Class C .................................          (675,020)          (515,501)                --                 --
                                                  ------------------------------------------------------------------------
 Total distributions to shareholders .......       (13,112,845)       (12,266,763)        (4,413,709)        (3,591,840)
 Beneficial share transactions: (Note 2)
   Class A .................................        37,955,440        (19,308,187)        39,338,574          5,414,474
   Class C .................................         6,641,507           (410,765)                --                 --
                                                  ------------------------------------------------------------------------
 Total beneficial share transactions .......        44,596,947        (19,718,952)        39,338,574          5,414,474
      Net increase (decrease) in net assets         41,370,870         (7,351,023)        38,276,724          8,762,018
Net assets
  Beginning of year ........................       247,025,349        254,376,372         75,702,926         66,940,908
                                                  ------------------------------------------------------------------------
  End of year ..............................      $288,396,219       $247,025,349       $113,979,650        $75,702,926
                                                  ========================================================================
Undistributed net investment income included
 in net assets:
  End of year ..............................      $   (215,998)      $   134,288        $   (88,352)        $    29,205
                                                  ========================================================================



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                      FRANKLIN NEW YORK
                                                                                                    TAX-EXEMPT MONEY FUND
                                                                                               -------------------------------
                                                                                                    2001              2000
                                                                                               -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................      $ 1,508,463       $ 2,241,890
 Distributions to shareholders from net investment income ................................       (1,508,463)       (2,241,890)
 Beneficial share transactions (Note 2) ..................................................        2,292,956        (1,214,030)
                                                                                               -------------------------------
      Net increase (decrease) in net assets ..............................................        2,292,956        (1,214,030)
Net assets (there is no undistributed net investment income at beginning or end of period)
 Beginning of year .......................................................................       67,950,347        69,164,377
                                                                                               -------------------------------
 End of year .............................................................................      $70,243,303       $67,950,347
                                                                                               ================================


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds' investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking the preservation of capital. The New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

FRANKLIN NEW YORK TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE

The scheduled payments of interest and principal for each municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Insured Fund are secured by collateral guarantee by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Insured Fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, De Minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                       INSURED     INTERMEDIATE-
                                                         FUND        TERM FUND
                                                       -------------------------
Increase in the cost of investments .................  $20,999        $10,486

The effect of this change for the year ended December 31, 2001 was as listed below:

                                                       INSURED     INTERMEDIATE-
                                                         FUND        TERM FUND
                                                       -------------------------
Increase in net investment income ...................  $16,992        $8,056
Decrease in unrealized gains ........................  $16,727        $7,926
Decrease in realized gains ..........................  $   265        $  130

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN NEW YORK TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                         CLASS A & CLASS C
--------------------------------------------------------------------------------
Intermediate-Term Fund Money Fund               Insured Fund

At December 31, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                                            INTERMEDIATE-
                                                                INSURED FUND                  TERM FUND              MONEY FUND
                                                          ----------------------------------------------------------------------
                                                            SHARES        AMOUNT          SHARES       AMOUNT          AMOUNT
                                                          ----------------------------------------------------------------------
CLASS A SHARES:
Year ended December 31, 2001
Shares sold ............................................   4,719,449    $ 53,688,558    4,972,928   $ 53,160,028    $ 60,846,759
Shares issued in reinvestment of distributions .........     569,519       6,464,649      225,943      2,410,196       1,515,102
Shares redeemed ........................................  (1,954,803)    (22,197,767)  (1,522,127)   (16,231,650)    (60,068,905)
                                                          ----------------------------------------------------------------------
Net increase ...........................................   3,334,165    $ 37,955,440    3,676,744   $ 39,338,574    $  2,292,956
                                                          ======================================================================

Year ended December 31, 2000
Shares sold ............................................   1,675,177    $ 18,364,119    1,794,361   $ 18,308,985    $ 90,014,445
Shares issued in reinvestment of distributions .........     560,253       6,124,792      199,118      2,031,874       2,235,822
Shares redeemed ........................................  (4,027,027)    (43,797,098)  (1,467,732)   (14,926,385)    (93,464,297)
                                                          ----------------------------------------------------------------------
Net increase (decrease) ................................  (1,791,597)   $(19,308,187)     525,747   $  5,414,474    $ (1,214,030)
                                                          ======================================================================

CLASS C SHARES:
Year ended December 31, 2001
Shares sold ............................................     757,071    $  8,691,943
Shares issued in reinvestment of distributions .........      34,512         396,203
Shares redeemed ........................................    (212,658)     (2,446,639)
                                                          --------------------------
Net increase ...........................................     578,925    $  6,641,507
                                                          ==========================
Year ended December 31, 2000
Shares sold ............................................     239,678    $  2,662,175
Shares issued in reinvestment of distributions .........      29,394         324,517
Shares redeemed ........................................    (309,621)     (3,397,457)
                                                          --------------------------
Net decrease ...........................................     (40,549)   $   (410,765)
                                                          ==========================

FRANKLIN NEW YORK TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                              AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin/Templeton Investor Services, LLC (Investor Services)       Transfer agent
Franklin/Templeton Distributors, Inc. (Distributors)                Principal underwriter

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

ANNUALIZED      FEE RATE NET ASSETS
--------------------------------------------------------------------------------
  .625%         First $100 million
  .500%         Over $100 million, up to and including $250 million
  .450%         In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          INSURED    INTERMEDIATE-
                                            FUND       TERM FUND     MONEY FUND
                                          -------------------------------------
Net commissions received ...............  $152,064       $108,795       $    --
Contingent deferred sales charges ......  $  7,276       $ 10,067       $37,389

The Funds paid transfer agent fees of $241,365 of which $177,418 was paid to Investor Services.

FRANKLIN NEW YORK TAX-FREE TRUST

4. INCOME TAXES

At December 31, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                     INSURED      INTERMEDIATE-
                                                       FUND         TERM FUND
--------------------------------------------------------------------------------
Capital loss carryovers expiring in:
   2002 ..........................................  $       --       $2,297,936
   2004 ..........................................          --          261,595
   2007 ..........................................   1,346,631          213,880
   2008 ..........................................   2,471,475          283,875
   2009 ..........................................          --              251
                                                    ---------------------------
                                                    $3,818,106       $3,057,537
                                                    ===========================

At December 31, 2001, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                                                    INSURED       INTERMEDIATE-
                                                      FUND          TERM FUND
--------------------------------------------------------------------------------
Cost of investments ............................  $278,794,929     $112,500,057
                                                  -----------------------------
Unrealized appreciation ........................    12,230,606        3,425,367
Unrealized depreciation ........................    (1,761,690)        (967,019)
                                                  -----------------------------
Net unrealized appreciation ....................  $ 10,468,916     $  2,458,348
                                                  =============================

                                                  INSURED    INTERMEDIATE-
                                                   FUND        TERM FUND     MONEY FUND
---------------------------------------------------------------------------------------
Distributable earnings - tax exempt income .....  $129,037         $65,885       $4,983
                                                  =====================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period year December 31, 2001, were as follows:

                                                    INSURED       INTERMEDIATE-
                                                      FUND          TERM FUND
--------------------------------------------------------------------------------
Purchases ......................................    $66,806,831     $39,385,477
Sales ..........................................    $20,178,330     $ 2,854,423

FRANKLIN NEW YORK TAX-FREE TRUST

Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Franklin New York Tax-Free Trust (the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 31, 2002

FRANKLIN NEW YORK TAX-FREE TRUST

Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended December 31, 2001.

TRUSTEES AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT TRUSTEES

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION      TIME SERVED         BY TRUSTEE*        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)      Trustee       Since 1986            108              FORMERLY, Director, MotherLode Gold Mines
One Franklin Parkway                                                                Consolidated (gold mining) (until 1996) and
San Mateo, CA 94403-1906                                                            Vacu-Dry Co. (food processing) (until 1996).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Abbott Corporation (an investment company).
-----------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)          Trustee       Since 1986            139              Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                                company) and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (73)         Trustee       Since 1998             44              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); FORMERLY,
member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.
-----------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)       Trustee       Since 1989            140              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (72)         Trustee       Since 1986            108              Director, The California Center for Land
One Franklin Parkway                                                                Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Las Olas L.P. (Asset Management) and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital); General
Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION      TIME SERVED         BY TRUSTEE*        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)         Trustee       Since 1992            139              Director, Martek Biosciences Corporation,
One Franklin Parkway                                                                WorldCom, Inc. (communications services),
San Mateo, CA 94403-1906                                                            MedImmune, Inc. (biotechnology), Overstock.com
                                                                                    (Internet services), and Spacehab, Inc.
                                                                                    (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY Chairman, White River Corporation (financial services) (until 1998), Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities
Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION      TIME SERVED         BY TRUSTEE*        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)      Chairman      Since 1986            139              None
One Franklin Parkway           of the
San Mateo, CA 94403-1906       Board and
                               Trustee

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (61)  President     Since 1986            120              None
One Franklin Parkway           and Trustee
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

**WILLIAM J. LIPPMAN (76)      Trustee       Since 1993             16              None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; and President, Franklin Advisory Services,
LLC.
-----------------------------------------------------------------------------------------------------------------------------------

SHEILA AMOROSO (42)            Vice          Since 1999            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION      TIME SERVED         BY TRUSTEE*        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)           Vice          Since 1987            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies
in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

RAFAEL R. COSTAS, JR. (36)     Vice          Since 1999            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (41)        Vice          Since 1995            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906       and Chief
                               Financial
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)             Vice          Since 2000            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin
Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999)
and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)          Vice          Since 2000            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                             LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION      TIME SERVED         BY TRUSTEE*        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)           Vice          Since 1988            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin Resources,
Inc. and of 29 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (38)      Treasurer     Since 2000            None             None
One Franklin Parkway           and
San Mateo, CA 94403-1906       Principal
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)         Vice          Since 2000            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906       and
                               Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

THOMAS WALSH (40)              Vice          Since 1999            None             None
One Franklin Parkway           President
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Mr. Lippman's status as an interested person results from his position as an officer of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the trustees and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------


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